June 1, 2022

BNY MELLON STRATEGIC FUNDS, INC.

- BNY Mellon Select Managers Small Cap Value Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information in the last paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

Walthausen & Co., LLC (Walthausen). Gerard S. E. Heffernan, Jr. is the primary portfolio manager responsible for the day-to-day management of the portion of the fund's portfolio managed by Walthausen, a position he has held since March 2018.

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The following information supersedes and replaces the information in the sixth paragraph in the section "Fund Details – Management – Sub-advisers" in the prospectus:

Walthausen & Co., LLC, 2691 Route 9, Suite 102, Malta, New York 12020, was founded in 2007.  Gerard S. E. Heffernan, Jr. is the primary portfolio manager responsible for the day-to-day management of the portion of the fund's portfolio that is managed by Walthausen, a position he has held since March 2018. Prior to joining Walthausen, Mr. Heffernan had been a portfolio manager with Lord Abbett & Co. from 1998 to 2013, and had been self-employed managing his own portfolio, from June 2013 until February 2018. As of December 31, 2021, Walthausen had approximately $516 million in assets under management.

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